SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 3, 2003

ECHOSTAR COMMUNICATIONS CORPORATION

(Exact name of registrant as specified in charter)

NEVADA	0-26176	88-0336997
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5701 S. SANTA FE DRIVE LITTLETON, COLORADO		80120
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:		(303) 723-1000

ECHOSTAR DBS CORPORATION

(Exact name of registrant as specified in charter)

COLORADO	333-31929	84-1328967
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5701 S. SANTA FE DRIVE LITTLETON, COLORADO		80120
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:		(303) 723-1000

ITEM 5. OTHER EVENTS
SIGNATURES
INDEX TO EXHIBITS
EX-99.1 Press Release

ITEM 5. OTHER EVENTS

On September 4, 2003, EchoStar Communications Corporation confirmed that effective September 3, 2003, its subsidiary, EchoStar DBS Corporation, completed the previously announced redemption of $245 million principal amount of its 9 1/8 % Senior Notes due 2009. The outstanding principal amount of the notes after this redemption is $455 million. See Press Release, dated September 4, 2003, “EchoStar Completes Partial Redemption of 9 1/8% Senior Notes” attached hereto as Exhibit 99.1.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ECHOSTAR COMMUNICATIONS CORPORATION

Dated:	September 4, 2003	By: /s/ Michael R. McDonnell

Michael R. McDonnell Senior Vice President and Chief Financial Officer

INDEX TO EXHIBITS

Exhibit
Number	Description

99.1	Press Release “EchoStar Completes Partial Redemption of 9 1/8% Senior Notes” dated September 4, 2003.